UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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Form 8-K
Current Report

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Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 11, 2013
Date of Report (Date of earliest event reported)

Fidelity Southern Corporation
(Exact name of registrant as specified in its charter)
 ________________________________

Georgia	No. 001-34981	No. 58-1416811
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3490 Piedmont Road, Suite 1550
Atlanta, Georgia 30305
(Address of principal executive offices)
(404) 639-6500
Registrant’s telephone number, including area code
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01	Other Events
On September 11, 2013, Fidelity Southern Corporation (“Fidelity”) issued a press release announcing the redemption on August 30, 2013, of $48.2 million in shares of its Fixed Rate Cumulative Perpetual Preferred Stock, Series A, originally issued to the U.S. Department of the Treasury under the Troubled Asset Relief Program Capital Purchase Program; and the redemption on September 9, 2013, of two series of its trust preferred securities with an aggregate outstanding principal amount of $20.5 million. A copy of this press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Redemption of TARP funds and 11.0% TRUPS

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Stephen H. Brolly
Stephen H. Brolly
Chief Financial Officer
September 11, 2013